Exhibit 99.1

GRANT THORNTON LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103-7065 D +1 215 561 4200 F +1 215 561 1066

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of American Heritage Federal Credit Union, American Heritage Auto Receivables Trust 2025-1, Stifel, Nicolaus & Company, Inc., and BofA Securities, Inc.

We have performed the procedures enumerated below, on certain information with respect to attributes of American Heritage Federal Credit Union’s (the “Company”) automobile receivables as of July 15, 2025 (the “Subject Matter”) related to American Heritage Auto Receivables Trust 2025-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Stifel, Nicolaus & Company, Inc. (“Stifel”), and BofA Securities, Inc. (“BofA” and together with the Company, Issuer, and Stifel, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the intended purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i) differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)  differences in the “Origination Date” characteristic that are less than or equal to 30 days were deemed to be in agreement.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” or “recomputation” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Loan Contract, Title Certificate, Credit Application, Credit Bureau Report, Agreement to Provide Insurance (collectively, the “Credit File”), Vehicle Mapping File, and the Company’s internal system.

Due diligence agreed-upon procedures

A. Data File Agreed-Upon Procedures

On July 28, 2025, and with updates through August 7, 2025, Stifel, on behalf of the Company, provided us with a computer readable data file (the “Data File”) containing certain characteristics of the automobile receivables included in the Securitization Transaction. We performed the procedures indicated below on the automobile receivables.

Grant Thornton selected, on a random basis, 125 automobile receivables (the “Sample Receivables”). For each of the Sample Receivables, we performed comparisons for certain characteristics in the Data File (as identified in Exhibit 1) to certain available Source Documents.

Exhibit 1

Characteristics:

	Characteristic	Source Documents
1	Vehicle Identification Number (“VIN”)	Credit File
2	Origination Date	Credit File
3	Original Amount Financed	Credit File
4	Original Term (in Months)	Credit File
5	Original Annual Percentage Rate (“APR”)	Credit File, Internal System

	Characteristic	Source Documents
6	Model Type	Credit File, Vehicle Mapping File
7	Vehicle Make	Credit File, Vehicle Mapping File
8	Vehicle Model	Credit File, Vehicle Mapping File
9	Vehicle Model Year	Credit File
10	Original Monthly P&I Payment	Credit File, Internal System
11	Borrower State	Credit File
12	Borrower FICO Score	Credit File, Internal System

For Characteristics 1 through 12, we compared and agreed the information in the Data File to the Source Documents.

We noted no discrepancies between the Data File and the Source Documents.

B. Documentation Agreed-Upon Procedures

For each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate;

•	the security interest of the Company as indicated on a Title Certificate;

•	a Credit Application;

•	a Credit Report for the borrower and co-borrower (if applicable);

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements.

•	Addressing the value of collateral securing any such assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-based securities;

•	Forming any conclusions; and

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Philadelphia, Pennsylvania

August 8, 2025